UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934


                                March 5, 2004
_______________________________________________________________________________
                     (Date of earliest event reported)


                           Trans World Corporation
_______________________________________________________________________________
          (Exact name of registrant as specified in its charter)


        Nevada                         0-25244                    13-3738518
_______________________________________________________________________________
(State or other jurisdiction    Commission file number)          (IRS Employer
of incorporation)                                          Identification No.)


545 Fifth Avenue, Suite 940, New York, New York                     10017
_______________________________________________________________________________
(Address of principal executive offices)                          (Zip Code)


                                (212) 983-3355
_______________________________________________________________________________
              (Registrant's telephone number, including area code)


                                Not Applicable
_______________________________________________________________________________
(Former name, former address and former fiscal year, if changed since last report)






                                 Page 1 of 3
                       Exhibit Index appears on Page 2



ITEM 5.   Other Events and Required FD Disclosure.
          ________________________________________

     On March 4, 2004, the Registrant filed a Certificate of Amendment to its Articles of Incorporation that will cause the number of its authorized shares of common stock, $0.001 par value per share, to be decreased from 950,000,000 to 9,500,000 and cause the number of its issued and outstanding shares to be decreased from 503,145,175 to approximately 5,032,000, with no change in par value. All share fractions will be rounded up to the next whole share so that no stockholder will be cashed out, issued a fractional share or scrip or be entitled to dissent and seek the fair value of his, her or its shares under the General Corporation Law of Nevada.

     On March 5, 2004, the Registrant issued a press release announcing this reverse stock split, which will have a record date as of the close of the markets on April 2, 2004, and be effective as of 12:01 a.m. on April 5, 2004. On and after the effective date, all share certificates will represent the lesser number of shares pursuant to the terms of the reverse stock split. After the effective date, stockholders will be required to exchange their old, pre-split certificates for new, post-split certificates.

     On April 5, 2004, the Registrant's post-split shares will be identified by new CUSIP No. 89336R 20 7.


ITEM 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
          ___________________________________________________________________


Exhibit Number                          Description
______________                          ___________

 3.1                   Certificate of Amendment to Articles of Incorporation.
99.1                   Press Release dated March 5, 2004.




















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                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 TRANS WORLD CORPORATION




Date:  March 5, 2004             /s/  Rami S. Ramadan
                                 ___________________________
                                 Rami S. Ramadan
                                 Chief Executive Officer and
                                 Chief Financial Officer


























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